Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) dated as of July 28, 2025 by and among PAGAYA TECHNOLOGIES LTD, a company organized under the laws of Israel (the “Pagaya Israel”), PAGAYA US HOLDING COMPANY LLC, a Delaware limited liability company (“Pagaya US” and together with Pagaya Israel, individually and collectively, jointly and severally, as the context may require, the “Borrower”), the Revolving Lenders party hereto constituting the Required Lenders, and ACQUIOM AGENCY SERVICES LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Revolving Lenders party hereto constituting the Required Lenders and the Administrative Agent, among others, are party to that certain Credit Agreement dated as of February 2, 2024 (as amended, restated, amended and restated, modified, or otherwise supplemented on or prior to the date hereof, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders modify and amend certain terms and conditions of the Credit Agreement, and the Administrative Agent and the Required Lenders have agreed to do so, subject to the terms and conditions contained herein;

WHEREAS, this Amendment shall only become effective if the Borrower shall have prepaid the Term Loans outstanding as of the Third Amendment Effective Date in full, together with any accrued interest thereon and the prepayment premium with respect thereto with the proceeds of Permitted Senior Indebtedness;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.Amendments to Credit Agreement. Pursuant to Section 10.1 of the Credit Agreement,

A.Amendments to Permit Notes Issuances

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

“Permitted Senior Indebtedness” means senior, unsecured Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount not to exceed $500,000,000, which Indebtedness (i) shall not be guaranteed by any Person that is not a Loan Party and (ii) shall have a maturity date not earlier than the Revolving Termination Date.

(b)Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (aa) thereof, (ii) deleting the “.” at the end of clause (bb) thereof and substituting “; and” therefor and (iii) adding the following new clause (cc) to the end thereof:

(cc) Indebtedness constituting Permitted Senior Indebtedness.

(c)Section 7.6 is hereby amended by adding the following new paragraph to the end of such Section:
Notwithstanding anything to the contrary contained herein, the Borrower may make any payments and/or deliveries required or permitted by the terms of, and otherwise perform its obligations under, any Permitted Senior Indebtedness.

B.Other Amendments

(a)Remove deduction of interest income from EBITDA definition: the definition of “Consolidated Adjusted EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b)(ii) thereof its entirety.

(b)Modify definitions: (w) clause (a) of the definition of “Consolidated First Lien Leverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended to (i) add the following text to the beginning of clause (a): “(I)” and (ii) add the following text to the end of clause (a) “plus (II) the aggregate principal amount of Term Loans outstanding immediately prior to the Third Amendment Effective Date”, (x) the definition of “Risk Retention Investments” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following text to the end thereof: “, including any related accounts established in connection with such Investments (and deposits or other financial assets held in such accounts) and/or any rights, entitlements or other amounts arising therefrom or related thereto”, (y) the definition of “Permitted Secured Financing” set forth in Section 1.1 of the Credit Agreement is hereby amended to delete the proviso set forth therein and (z) the definition of “SPV Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended to add the text: “or in connection with any Permitted Secured Financing” after each reference to “Limited Guaranty”.

(c)Limit quarterly reporting to first three fiscal quarters of each fiscal year: Section 6.1(b) of the Credit Agreement is hereby amended by deleting the text “after the end of each fiscal quarter” and inserting the following text in lieu thereof: “after the end of each of the first three fiscal quarters of each fiscal year”.

(d)Remove Darwin Homes Covenant: Section 7.1(f) of the Credit Agreement is hereby amended by deleting such clause (f) in its entirety.

(e)Remove Cap on Cash Netting: the definition of “Consolidated Funded Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the following text “not to exceed $50,000,000”.

(f)Remove Risk Retention Payment Deferral Provisions: Section 7.21 (Risk Retention Financings) of the Credit Agreement is hereby amended by deleting such Section 7.21 in its entirety, and all terms used therein and otherwise not used in the Credit Agreement are hereby deleted.

3.Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled prior to or concurrently herewith, each in form and substance satisfactory to, and otherwise to the satisfaction of, the Administrative Agent and the Required Lenders (such date, the “Third Amendment Effective Date”):

(a)Substantially concurrently with the Third Amendment Effective Date, the Borrower shall have prepaid the Term Loans outstanding as of the Third Amendment Effective Date in full, together with any accrued interest thereon and the prepayment premium with respect thereto with the proceeds of Permitted Senior Indebtedness.

(b)The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower and the Lenders party hereto constituting the Required Lenders.

(c)Immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)Immediately prior to and immediately after giving effect to this Amendment, the representations and warranties herein and in the Amended Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, or (ii) such representations and warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects).

(e)(i) The Required Lenders and the Administrative Agent shall have received all amounts required to be paid pursuant to Section 4 and (ii) O’Melveny, as counsel to certain Term Lenders, shall have received payment of their reasonable fees and expense to the extent required pursuant to Section 10.5 of the Credit Agreement, in each case to the extent an invoice is provided to the Borrower at least three (3) Business Days prior to the Third Amendment Effective Date.

4.Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent and the Required Lenders their reasonable out-of-pocket fees and expenses to the extent required pursuant to Section 10.5 of the Credit Agreement. All fees payable hereunder and under the Credit Agreement will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim.

5.Miscellaneous. THIS AMENDMENT SHALL CONSTITUTE A LOAN DOCUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAW RULES) OF THE STATE OF NEW YORK. The provisions of Section 10.14 of the Credit Agreement are hereby incorporated mutatis mutandis. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic mail transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Upon and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

6.Direction to Administrative Agent. By its execution hereof, each of the undersigned Lenders, which collectively constitute the Required Lenders, hereby (i) authorizes and directs the Administrative Agent to execute and deliver this Amendment and (ii) acknowledges and agrees that (x) the direction in this Section 6 constitutes a direction from the undersigned Lenders under the provisions of Section 9 of the Credit Agreement and (y) Section 9 of the Credit Agreement (including Sections 9.3 and 9.7 thereof) shall apply to any and all actions taken by the Administrative Agent in accordance with such direction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PAGAYA TECHNOLOGIES LTD.

By:	/s/ Eric Watson
Name: Eric Watson
Title: Chief Legal Officer

By:	/s/ Evangelos Perros
Name: Evangelos Perros
Title: Chief Financial Officer

PAGAYA US HOLDING COMPANY LLC

By:	/s/ Eric Watson
Name: Eric Watson
Title: Chief Legal Officer

By:	/s/ Evangelos Perros
Name: Evangelos Perros
Title: Chief Financial Officer

[Signature Page to Third Amendment]

LENDERS:

VALLEY NATIONAL BANK

By:	/s/ Michal Franklin
Name: Michal Franklin
Title: FVP

[Signature Page to Third Amendment]

BMO BANK N.A.

By:	/s/ Julia Zhu
Name: Julia Zhu
Title: Vice President

[Signature Page to Third Amendment]

CANADIAN IMPERAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Edward Turowski
Name: Edward Turowski
Title: Managing Director

[Signature Page to Third Amendment]

ADMINISTRATIVE AGENT:

ACQUIOM AGENCY SERVICES LLC

By:	/s/ Vincent Bonano
Name: Vincent Bonano
Title: Director

[Signature Page to Third Amendment]